UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2024

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On November 1, 2024, Cleveland-Cliffs Inc., an Ohio corporation (“Cliffs” or the “Company”), consummated the previously announced indirect acquisition of all of the issued and outstanding common shares (the “Stelco Shares”) of Stelco Holdings Inc., a Canadian corporation (“Stelco”), pursuant to the Arrangement Agreement, dated as of July 14, 2024 (the “Arrangement Agreement”), by and among Cliffs, 13421422 Canada Inc., a Canadian corporation and wholly owned subsidiary of Cliffs (“Purchaser”), and Stelco. The acquisition and the other transactions contemplated by the Arrangement Agreement were implemented by way of a statutory plan of arrangement (the “Arrangement”) under the Canada Business Corporation Act on the terms and conditions set out in the plan of arrangement, in the form of Exhibit B to the Arrangement Agreement (the “Plan of Arrangement”).
Pursuant to the Arrangement Agreement and the Plan of Arrangement, immediately following the effective time of the Arrangement (the “Effective Time”), each Stelco Share outstanding immediately prior to the Effective Time was transferred by the holder thereof to Purchaser in exchange for (a) C$60.00 in cash (the “Cash Consideration”) plus (b) 0.454 of a share of Cliffs’ common stock (“Cliffs Common Stock”), $0.125 par value per share (together with the Cash Consideration and the cash in lieu of fractional shares of Cliffs Common Stock, the “Consideration”).
In addition, immediately following the Effective Time, the following steps occurred with respect to Stelco’s outstanding equity awards:
•Each outstanding restricted share unit granted pursuant to Stelco’s Long Term Incentive Plan, whether vested or unvested, was deemed assigned and transferred to Stelco in exchange for the payment and delivery by or on behalf of Stelco of the Consideration (less applicable withholding taxes) and thereafter cancelled.
•Each outstanding deferred share unit granted pursuant to Stelco’s Deferred Share Unit Plan was deemed assigned and transferred to Stelco in exchange for the payment and delivery by or on behalf of Stelco equal to the Consideration (less applicable withholding taxes) and thereafter cancelled.
No other Stelco equity awards were outstanding as at the Effective Time.
The foregoing description of the Arrangement and the Arrangement Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Arrangement Agreement, which is attached as Exhibit 2.1 to Cliffs’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 24, 2024, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired
The Company will provide the financial statements of Stelco required to be filed under Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.
(b) Pro forma financial information
The Company will provide the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	November 1, 2024	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal and Administrative Officer & Secretary
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